Goodwill and impairment of goodwill	12 Months Ended
Dec. 31, 2022
Goodwill and impairment of goodwill
Goodwill and impairment of goodwill

12. Goodwill and impairment of goodwill

The following table illustrates the goodwill at December 31, 2022:

Cost	(Euro, in thousands)
On January 1, 2022	€—
Recognized on acquisition of subsidiaries	69,893
Exchange differences on goodwill	(80)
On December 31, 2022	€69,813

The goodwill resulting from both the acquisition of CellPoint (€62.4 million) and AboundBio (€7.4 million) was allocated to the same cash-generating unit, “oncology”. The intangible assets acquired as a result of both business combinations were also allocated to this cash-generating unit, together with some other (in)tangible assets related to the “oncology” cash-generating unit. The valuation method of the recoverable amount of this cash-generating unit is based on the fair value less costs of disposal.

The valuation technique that was applied to determine the fair value less costs of disposal of the cash-generating unit is a discounted cash flow method (“DCF”) with projected cash flows that cover a period of 13 years. The period considered exceeds five years because the main sales are expected for the period beyond 2027.The key assumptions used in this valuation (level 3 in the fair value hierarchy) of the recoverable amount of the underlying cash-generating unit were:

●	Probability of success of our clinical programs that is based on benchmarks in combination with management estimate
●	Terminal growth rate of -50% reflecting the anticipated sales evolution beyond 2035
●	Discount rate of 12.5%
●	Future revenue and investment assumptions are based on management estimates of the overall cell therapy market

No impairment was identified per December 31, 2022.

Reference is made to note 26 “Business combinations during the period” for a detailed description of both business combinations.